SEGMENT INFORMATION
                      TECHNE CORPORATION AND SUBISIDARIES
                 (in thousands of $'s, except per share data)

                                                   Increase (Decrease)
                          Fiscal 2009               From Fiscal 2008
                   ------------------------------  ---------------------
                   First  Second         Percent   First  Second
                   Qtr    Qtr      YTD   Of Sales   Qtr   Qtr      YTD
                   ------ ------ ------- --------  ------ ------ -------
Sales              69,324 61,876 131,200    100%   11,337   (266) 11,071
Cost of sales      13,086 13,430  26,516     20%      982    679   1,661
                   ------ ------ ------- --------  ------ ------ -------
Gross margin       56,238 48,446 104,684     80%   10,355   (945)  9,410

Gross margin
 percentage         81.1%  78.3%   79.8%

SG&A expense        8,840  9,703  18,543     14%      750   (942)   (192)
R&D expense         5,910  5,846  11,756      9%      729    284   1,013
Amortization expense  240    240     480      -       (48)   (42)    (90)
Interest income    (2,887)(2,205) (5,092)    (3%)     111  1,047   1,158
Other non-operating
  ex., net          1,187    712   1,899      1%      618    139     757
                   ------ ------ ------- --------  ------ ------ -------
                   13,290 14,296  27,586     21%    2,160    486   2,646
                   ------ ------ ------- --------  ------ ------ -------
Earnings before
 income taxes      42,948 34,150  77,098     59%    8,195 (1,431)  6,764
Income taxes       14,355 10,528  24,883     19%    2,674 (1,414)  1,260
                   ------ ------ ------- --------  ------ ------ -------
                   28,593 23,622  52,215     40%    5,521    (17)  5,504
                   ====== ====== ======= ========  ====== ====== =======
Diluted earnings
 per share            .74    .62    1.36
Weighted average
 diluted shares
 outstanding       38,747 37,992  38,370





                             BIOTECHNOLOGY  (1)
                           (in thousands of $'s)

                                                   Increase (Decrease)
                          Fiscal 2009               From Fiscal 2008
                   ------------------------------  ---------------------
                   First  Second         Percent   First  Second
                   Qtr    Qtr      YTD   Of Sales   Qtr   Qtr      YTD
                   ------ ------ ------- --------  ------ ------ -------
Sales              53,899 48,643 102,542    100%    8,571  2,067  10,638
Intersegment sales (7,762)(8,311)(16,073)          (1,315)  (878) (2,193)
                   ------ ------ -------           ------ ------ -------
                   46,137 40,332  86,469            7,256  1,189   8,445

Cost of sales      10,247 11,090  21,337     21%    1,250  1,478   2,728
Intersegment sales (7,461)(8,339)(15,800)          (1,287)  (909) (2,196)
                   ------ ------ -------           ------ ------ -------
                    2,786  2,751   5,537              (37)   569     532
                   ------ ------ ------- --------  ------ ------ -------
Gross margin       43,351 37,581  80,932     79%    7,293    620   7,913

Gross margin
percentage          81.0%  77.2%   79.2%

SG&A expense        5,141  5,418  10,559     10%      517   (116)    401
R&D expense         5,717  5,643  11,360     11%      715    275     990
Amortization expense  240    240     480     --       (48)   (42)    (90)
Interest, net      (1,084)  (970) (2,054)    (1%)     173    339     512
Exchange loss/(gain)   (2)     1      (1)    --       (36)   (11)    (47)
                   ------ ------ ------- --------  ------ ------ -------
                   10,012 10,332  20,344     20%    1,321    445   1,766
                   ------ ------ ------- --------  ------ ------ -------
Pretax result      33,339 27,249  60,588     59%    5,972    175   6,147
                   ====== ====== ======= ========  ====== ====== =======
(1)	Includes R&D Systems' Biotechnology Division, BiosPacific,
Inc. and R&D China


                            R&D SYSTEMS EUROPE
                      (in thousands of British pounds)

                                                   Increase (Decrease)
                          Fiscal 2009               From Fiscal 2008
                   ------------------------------  ---------------------
                   First  Second         Percent   First  Second
                   Qtr    Qtr      YTD   Of Sales   Qtr   Qtr      YTD
                   ------ ------ ------- --------  ------ ------ -------
Sales              10,175 11,197  21,372    100%    2,570  1,896   4,466
Cost of sales       4,260  5,361   9,621     45%      805  1,308   2,113
                   ------ ------ ------- --------  ------ ------ -------
Gross margin        5,915  5,836  11,751     55%    1,765    588   2,353

Gross margin
 percentage         58.1%  52.1%   55.0%

SG&A expense        1,224  1,364   2,588     12%      110     88     198
Interest income      (790)  (583) (1,373)    (6%)    (107)   190      83
Exchange loss/(gain)  260    (35)    225      1%      356     46     402
                   ------ ------ ------- --------  ------ ------ -------
                      694    746   1,440      7%      359    324     683
                   ------ ------ ------- --------  ------ ------ -------
Pretax result       5,221  5,090  10,311     48%    1,406    264   1,670
                   ====== ====== ======= ========  ====== ====== =======


                          R&D SYSTEMS EUROPE
                         (in thousands of $'s)

                                                   Increase (Decrease)
                          Fiscal 2009               From Fiscal 2008
                   ------------------------------  ---------------------
                   First  Second         Percent   First  Second
                   Qtr    Qtr      YTD   Of Sales   Qtr   Qtr      YTD
                   ------ ------ ------- --------  ------ ------ -------
Sales              18,941 17,284  36,225    100%    3,492 (1,743)  1,749
Cost of sales       7,931  8,274  16,205     45%      911    (19)    892
                   ------ ------ ------- --------  ------ ------ -------
Gross margin       11,010  9,010  20,020     55%    2,581 (1,724)    857

Gross margin
 percentage         58.1%  52.1%   55.3%

SG&A expense        2,283  2,094   4,377     12%       21   (505)   (484)
Interest income    (1,471)  (906) (2,377)    (6%)     (84)   670     586
Exchange loss         476      5     481      1%      674    170     844
                   ------ ------ ------- --------  ------ ------ -------
                    1,288  1,193   2,481      7%      611    335     946
                   ------ ------ ------- --------  ------ ------ -------
Pretax result       9,722  7,817  17,539     48%    1,970 (2,059)    (89)
                   ====== ====== ======= ========  ====== ====== =======



                             HEMATOLOGY
                        (in thousands of $'s)

                                                   Increase (Decrease)
                          Fiscal 2009               From Fiscal 2008
                   ------------------------------  ---------------------
                   First  Second         Percent   First  Second
                   Qtr    Qtr      YTD   Of Sales   Qtr   Qtr      YTD
                   ------ ------ ------- --------  ------ ------ -------
Sales               4,246  4,260   8,506    100%      589    288     877
Cost of sales       2,369  2,405   4,774     56%      108    129     237
                   ------ ------ ------- --------  ------ ------ -------
Gross margin        1,877  1,855   3,732     44%      481    159     640

Gross margin
 percentage         44.2%  43.5%   43.9%

SG&A expense          436    398     834     10%      (31)   (89)   (120)
R&D expense           193    203     396      4%       14      9      23
Interest, net        (102)   (91)   (193)    (2%)      18     34      52
                   ------ ------ ------- --------  ------ ------ -------
                      527    510   1,037     12%        1    (46)    (45)
                   ------ ------ ------- --------  ------ ------ -------
Pretax result       1,350  1,345   2,695     32%      480    205     685
                   ====== ====== ======= ========  ====== ====== =======




                         CORPORATE AND OTHER (2)
                          (in thousands of $'s)

                                           Increase (Decrease)
                          Fiscal 2009       From Fiscal 2008
                   ---------------------  ---------------------
                   First  Second          First  Second
                   Qtr    Qtr      YTD    Qtr   Qtr      YTD
                   ------ ------ -------  ------ ------ -------
Interest income       230    238     468     (4)    (4)     (8)
Rental income          99    131     230     32     20      52
                   ------ ------ -------  ------ ------ -------
                      329    369     698     28     16      44

SG&A expense          980  1,793   2,773    243   (232)     11
Other-Building
  expenses            553    551   1,104      9    (49)    (40)
Other-Equity
 Investment losses    259    286     545      3     49      52
                   ------ ------ -------  ------ ------ -------
                    1,792  2,630   4,422    255   (232)     23
                   ------ ------ -------  ------ ------ -------
Pretax result      (1,463)(2,261) (3,724)  (227)   248      21
                   ====== ====== =======  ====== ====== =======


(2)	Unallocated corporate expenses and Techne's share of
losses by Hemerus Medical, LLC and Nephromics, LLC.